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AAM Investor Presentation June 2025

Forward-Looking Statements 2 In this presentation, American Axle & Manufacturing Holdings, Inc. (“AAM”) makes statements concerning its and Dowlais’ expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of AAM and Dowlais to consummate AAM’s business combination with Dowlais (the “Business Combination”) in a timely manner or at all; future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects and business; and management strategies and the expansion and growth of AAM’s and the combined company’s operations. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect AAM’s or the combined company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the United States Securities and Exchange Commission (the “SEC”), including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. AAM expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its or Dowlais’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Additional Information This presentation may be deemed to be solicitation material in respect of the Business Combination, including the issuance of AAM’s shares of common stock in respect of the Business Combination. In connection with the foregoing proposed issuance of AAM’s shares of common stock, AAM filed a definitive proxy statement on Schedule 14A with the SEC on June 2, 2025 (together with any amendments and supplements thereto, the "Proxy Statement"). To the extent the Business Combination is effected as a scheme of arrangement under English law (the “Scheme Document”), the issuance of AAM’s shares of common stock in connection with the Business Combination would not be expected to require registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that AAM exercises its right to elect to implement the Business Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Business Combination in a manner that is not exempt from the registration requirements of the Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the AAM’s shares that would be issued in the Business Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY AAM WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AAM, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at https://www.aam.com/investors. Refer to additional disclosures in the appendix

Agenda 3 ▪ AAM Investment Thesis ▪ Dowlais Overview ▪ Transformational Combination with Dowlais

AAM Investment Thesis

AAM is a Leading Global Driveline Supplier 5 Global leader in design, engineering and manufacturing of automotive propulsion systems and technologies to support electric, hybrid and ICE vehicles $6.1B 2024 Sales ~20,000 Employees1 16 Countries Over 75 Locations 11 Engineering and Tech Centers Metal Forming 31% Driveline 69% Ford 13% Other 32% GM 42% Stellantis 13% North America 73% Europe 15% Asia 10% South America 3% 2024 Sales By Geography2 2024 Sales By Business Unit 2024 Sales By Customer (1) Includes temporary and contract employees; (2) May not sum to 100% due to rounding

Complementary Business Segments

BRINGING THE FUTURE FASTER

Leading Supplier to Attractive North American Pick-Up Truck Market

DRIVELINE
2024 SALES ≈ $4.25B[1]

- Full-size Pickup Truck and SUV Driveline Systems
- AWD Systems for Crossover Vehicles
- Damped Gears, Viscous Dampers and Rubber Isolation Pulleys
- Pioneer of Disconnecting AWD Systems
- One of the leaders in hybrid and electric driveline solutions

Forged Components Provide Vertical Integration Advantage

METAL FORMING
2024 SALES ≈ $1.87B[1]

- Forged Gears & Shafts
- CVT Pulleys
- Powdered Metal Connecting Rods
- Aluminum Valve Bodies
- Machined Helical Gears
- Differential Assemblies
- Strong position in electrified propulsion components

(1) Represents AAM net external sales

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Global Footprint: Manufacture In-Region, For Region 7 Sales, Engineering, and Manufacturing Support in All Major Regions Americas Europe ▪ Advanced Technology Development Center in Detroit, Michigan ▪ Global Innovation Hub ▪ Electrification Development ▪ Production of Driveline Products ▪ Production of Metal Forming Products ▪ Technology Center in Langen, Germany ▪ Electrification Development ▪ Production of Driveline Products ▪ Production of Metal Forming Products India ▪ Technology Center in Pune, India ▪ Production of Driveline Products Asia ▪ Technology Center in Shanghai, China ▪ Electrification Development ▪ Production of Driveline Products ▪ Production of Metal Forming Products PUNE BUSINESS OFFICE WORLD HEADQUARTERS EUROPE HQ & ENGINEERING CENTER ASIA HQ & ENGINEERING CENTER

Product Portfolio Serving All Powertrain Architectures

BRINGING THE FUTURE FASTER


Traditional / ICE
Hybrid
Plug-In Hybrid
Electric / Fuel Cell
Powertrain
Combustion Engine
Connecting Rods
Balance Shaft Systems
Isolation Pulleys
Engine Dampers
Camshafts
Damped Gears
Electric Propulsion
Traction Inverters*
Traction Motors*
Stator Assemblies*
Rotor Assemblies*
Rotor Shafts
Driveline
Mechanical Systems
Beam Axles
Independent Axles
AWD Systems
Transfer Cases
Power Take-off Units
Driveshafts
Electric Systems
Hybrid Rear Axle
Electric Drive Units
eBeam Axles
Components & Sub Systems
Differential Assemblies
Differential Gears
Input / Output Shafts
CV Joints
Forged and Finished Gears & Shafts
Park System Components
Chassis
Chassis & Suspension
Advanced Stabilizer Bars
Suspension Components
Brake Components
Steering Components
Wheel Hubs
Wheel Nuts

* Not offered as individual components

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High Revenue Visibility with Nearly All Core Vehicle Programs Secured

BRINGING THE FUTURE FASTER



2024
2030+
CURRENT PRODUCTION
SECURED NEXT GEN PROGRAM
QUOTING
gm
Platform A
Platform B
Platform C
Platform D
Platform E
Platform F
Next Gen Timing
STELLANTIS
Platform A
Platform B
Next Gen Timing
Ford
Platform A
Platform B
Next Gen Timing
Platform C
Awaiting RFQ

$20B+ In Lifetime Revenues For AAM's Primary Driveline Programs Secured Through 2030+

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ICE / Hybrid Production Forecast Now a Tailwind for AAM 10 +1.9 +5.0 +8.6 +13.7 +19.1 +24.1 +29.2 +33.5 2023A 2024A 2025E 2026E 2027E 2028E 2029E 2030E Apr-25 Forecast vs. May-23 Forecast (Cumulative) NORTH AMERICA & EUROPE – ICE PRODUCTION (MM UNITS) NORTH AMERICA & EUROPE – FULL HYBRID PRODUCTION (MM UNITS) 3.5 3.8 4.3 4.9 5.8 6.0 6.0 6.3 2023A 2024A 2025E 2026E 2027E 2028E 2029E 2030E Apr-25 Forecast Source: S&P Global as of April 2025 Significant Profit Opportunity as ICE Production Estimates are Increased and Extended… … Augmented by Significant Opportunity in Hybrid Powertrains

Robust Quoting Environment 11 Reemergence of Attractive ICE / Hybrid Opportunities • Majority of quoting opportunities within core ICE / Hybrid products • New business opportunities for major truck / SUV platforms in North America • Leverage existing portfolio to support hybridization across markets EV-Select Strategy • Selective business pursuit • Priority on eBeam axles to extend core business • Focus on profitability vs. volume Maintain Flexibility • Supply systems and components to OEM in-house operations • Remain open to OEM and Tier 2 motor / inverter supply • Tailored regional strategies to align with market needs

EV / EREV Pickup & SUV Awards 12 Scout Motors Electric Drive Units and E-Beam Axles AAM to supply front electric drive units (EDUs) and rear e-Beam axles for the much-anticipated launch of the all-new Scout Traveler SUV and Scout Terra pickup truck. These future programs are expected to begin initial production in 2027.

Strong Margin Performance in Dynamic Market 13 $6,080 $6,125 $5,800 2023A 2024A 2025 Guidance NET SALES ($M) 11.4% 12.2% 12.2% 2023A 2024A 2025 Guidance ADJUSTED EBITDA MARGIN (%) Note: For definitions of Adjusted EBITDA and Adjusted Free Cash Flow and Non-GAAP reconciliations, please see the attached appendix; (1) Midpoint of range as of May 2, 2025 In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast remains valid and has been properly compiled on the basis of the assumptions stated in the attached appendix and that the basis of accounting used is consistent with AAM's accounting policies. Focus on Execution for EBITDA Margin & Free Cash Flow Conversion ADJUSTED FREE CASH FLOW MARGIN (%) 3.6% 3.8% 3.3% 2023A 2024A 2025 Guidance $M: $M: 1 1 1 $693 $749 $705 $219 $230 $190

Consistent De-Leveraging Track Record 14 Gross Debt ($M) High Cash-Flow Generation Used to Repay Debt Resulting in Strong Balance Sheet $3,975 $3,808 $3,641 $3,455 $3,105 $2,921 $2,769 $2,625 2017A 2018A 2019A 2020A 2021A 2022A 2023A 2024A Gross and Net Leverage Metrics 4Q 2024 Gross Debt $2.6B Cash & Cash Equivalents $0.6B Net Debt $2.1B 2024A Adj. EBITDA $749M Gross Leverage 3.5x Net Leverage 2.8x Note: For definitions of Adjusted EBITDA, Net Debt, and Net Leverage ratio and Non-GAAP reconciliations, please see the attached appendix.

2025 Financial Outlook(as of May 2, 2025) 15 Updated 2025 Financial Targets Full Year Sales $5.65 - $5.95 billion Adjusted EBITDA $665 - $745 million Adjusted Free Cash Flow $165 - $215 million These targets are based on the following assumptions for 2025: • North American light vehicle production of 14.0 - 15.1 million units • AAM’s production estimates of key programs that we support • Adjusted Free Cash Flow target assumes capital spending of approximately 5% of sales • AAM expects restructuring cash payments to be approximately $20 - $30 million • AAM's outlook assumes the sale of AAM's commercial vehicle axle business in India is completed by July 1, 2025 • Does not reflect any costs and expenses relating to the announced combination with Dowlais, which will impact actual results. Reflects guidance for AAM on a stand-alone pre-combination basis only • Substantially all incremental tariff costs are passed on to our customers Note: For definitions of Adjusted EBITDA and Adjusted Free Cash Flow and Non-GAAP reconciliations, please see the attached appendix. In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Updated Profit Forecast is valid and has been properly compiled on the basis of the assumptions stated in the attached appendix and that the basis of accounting used is consistent with AAM's accounting policies.

AAM Standalone Investment Thesis

BRINGING THE FUTURE FASTER

- **Leading North American driveline supplier to light-duty truck and SUV platforms**
- **High revenue visibility with $20B+ of lifetime revenues secured through 2030+**
- **Favorably positioned for resurging ICE / Hybrid volumes and quote activity in North America**
- **Consistent and improving EBITDA and free cash flow margins**
- **Balance sheet with proven track record of de-leveraging**

Compelling Standalone Value Proposition with Potential Margin Expansion & Attractive Valuation

(Current: ~40% Free Cash Flow Yield[1])

(1) Market data as of May 16, 2025

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Dowlais Overview

18 ~$5.4B 2024 Sales 29,000+ Employees1 22 Countries1 Global Leader in Propulsion Agnostic Driveline Solutions with a Track Record of Innovation 100 Locations1 Americas 42% EMEA 32% APAC 26% Leading Global Driveline Supplier Leading Sinter Metals Supplier Present in 50% of Vehicles ~10M Components Produced / Day >90% of Global Auto Manufacturers Served >2,000 Global Customers A MARKET LEADING, HIGH-TECHNOLOGY ENGINEERING GROUP Dowlais Overview Automotive ~80% Powder Metal ~20% Source: Dowlais Filings Note: Assumed FX: $1.2434 / £1.00 for Dowlais as of announcement date on January 29, 2025; (1) Includes JV Operations

Dowlais – Automotive Products


~80%
revenue

Select Products	% revenue[1]	ICE	Hybrid	BEV
 Sideshafts	~49%	✓	✓	✓
 Propshafts	~8%	✓	✓	
 AWD Systems	~15%	✓	✓	
 eComponents	~11%	✓	✓	✓
 eSystems	~1%		✓	✓

Expansive and Powertrain Agnostic Portfolio to Compete in a Dynamic Market

Source: Dowlais company information
(1) Represents 2024A % of Automotive revenue split, excludes JV operations and Cylinder Liners

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Dowlais – Leading Supplier of Sideshafts

BRINGING THE FUTURE FASTER

SIDESHAFT TECHNOLOGY IS WORLD LEADING…

- Global, vertically integrated scale
- Pioneers of the Auto CV joint
- Over 100 joint types & sizes
- ~400 active patents
- ~500 engineers across 18 sites



… AND 2X THE SIZE OF ITS NEAREST COMPETITOR

Market share[(1)]


#1

2x nearest competitor



ICE VEHICLE

~2.1

Sideshafts Per Vehicle[(2)]



BATTERY ELECTRIC VEHICLE

~2.4

Sideshafts Per Vehicle[(2)]



Source: Dowlais Filings

Notes: Vehicle images for illustrative purpose only; (1) Based on 2023 Product Volumes & GKN Auto Internal Data; (2) Sideshafts per vehicle statistics based on 2021 vehicle production data

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Dowlais – Powder Metallurgy Products


~20%
revenue

BRINGING THE FUTURE FASTER

Select Products	% revenue[1]	Applications	ICE	Hybrid	BEV
 Sinter Metals	~76%	Auto components, structural parts, cutting tools, magnets	✓	✓	✓
 Powder	~21%	LFP batteries, energy storage systems, sinter metal feedstock	✓	✓	✓
 Additive Manufacturing	~3%	3-D printing of industrial components across end markets	✓	✓	✓

Developing Key Vehicle Components Across ICE, EV and Industrial Applications

Source: Dowlais company information
Note: Includes JV Operations; (1) Represents 2024A % of Powder Metallurgy revenue split

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Attractive Longstanding “China for China” Joint Venture 22 FY 2024 Key Statistics1 [40% Domestic] [60% Western] [60% Western] $M Revenue $746 Adj. Operating Profit $111 % margin 15% Net Income $76 Dividend to DWL $87 Supplying All of the Top 10 OEMs in China ▪ Dowlais has an interest in a number of joint ventures globally ▪ Largest and most strategic joint venture is a 50% interest with HASCO – “SDS” founded in 1988 ▪ 10 production sites across China ▪ Leading supplier of sideshafts and propshafts ▪ Growing share with local Chinese OEMs ▪ Resilient regional supply chain; China for China ▪ Received ~£300M in cumulative dividends from JV operations since 20201 Supplying Top OEMs in China Chinese OEMS, 27% Chinese OEMS, 42% Global OEMs, 73% Global OEMs, 58% 2021 2024 Revenue Breakdown Evolution2 China JV Provides Balanced Portfolio Across Established & Emerging OEMs Source: Dowlais Filings Note: Assumed FX: $1.2434 / £1.00 for Dowlais as of announcement date on January 29, 2025; (1) Represents Dowlais’ share of all JV contributions; (2) Represents HASCO JV only (“SDS”)

Transformational Combination with Dowlais

Transaction Summary 24 CONSIDERATION ▪ Terms of the combination represent a total implied value of 85.2 pence per Dowlais share at announcement, with each Dowlais shareholder entitled to receive for each Dowlais share held1 : 0.0881 new AAM shares, 43 pence in cash and Dowlais’s FY24 final dividend of 2.8 pence which has been paid ▪ AAM shareholders will own approximately 51% of the combined group ▪ Implies a multiple of 4.1x 2023 Adjusted EBITDA and a multiple of 3.0x including synergies GOVERNANCE AND LEADERSHIP ▪ AAM Chairman and CEO David C. Dauch will lead the combined group ▪ At closing, two independent directors of Dowlais, Simon Mackenzie Smith and Fiona MacAulay, are expected to join the board of the combined group ▪ Four Dowlais executives will be invited to join the AAM executive leadership team APPROVALS AND EXPECTED TIMING ▪ The transaction is subject to shareholder and regulatory approvals as well as customary closing conditions ▪ Expected to close in 4Q 2025 (1) The offer consideration has been adjusted to reflect the cancellation of Dowlais shares held by the Melrose Employee Share Ownership Trust on June 5, 2025

Compelling Strategic Combination 25 Creates a leading global driveline and metal forming supplier with significant size and scale More diversified customer base with expanded and balanced geographic presence High margins with strong earnings accretion, cash flow and balance sheet Compelling industrial logic with ~$300M of synergies Creates More Robust Business Model That Accelerates Growth And Value Creation For All Stakeholders Comprehensive powertrain agnostic product portfolio with leading technology +

Financial Benefits of the Combination

BRINGING THE FUTURE FASTER

AAM + DOWLAIS

~$12B	~$300M	14%+	~2.5x
Revenue[1]	Synergies[3]	Combined Adj. EBITDA Margin including synergies[2]	Expected Day One Net Leverage[3]

Expect strong earnings accretion in the first full year following the close of the transaction[4]

(1) Revenue based on 2024 proforma financials in AAM's definitive proxy statement.
(2) Adjusted EBITDA margin based on AAM's definition of Adjusted EBITDA in the Appendix using 2024 pro forma financials in AAM's definitive proxy statement and certain financial information from both companies' 2024 annual reports and giving effect to the estimated full run rate synergies of approximately $300 million. Assumed exchange rate is $1.2778 / £1.00.
(3) Net leverage estimate reflects high end of 2025 EBITDA guidance and includes the impact of incremental transaction financing and full run rate synergies. Run rate synergies substantially achieved by end of the third year. Please see appendix for net leverage definition.
(4) Excludes transaction-related expenses and deal-related amortization.

26

N.A. AUTO SUPPLIER RANKINGS BY 2024A TOTAL REVENUE ($B) Significantly Enhanced Scale 27 $4 $4 $3 $4 $5.4 $5 $5 $5 $6.1 $9 $10 ~$12 $14 $15 $20 $23 Non Adjusted Dana Flex-N-Gate AAM Dowlais Linamar Martinrea Nemak Nexteer Novelis Visteon Garrett Motion Combined Magna Lear Aptiv Adient BorgWarner $43 #6 Doubles Scale and Creates Global Automotive Supplier with ~$12 Billion in Revenue ~49,000 Employees 25 Countries Over 170 Locations Creates a Leading Global Auto Supplier GLOBAL PROFILE3 Source: Company filings and Automotive News Research & Data Center Note: Select Auto Suppliers depicted for comparison purposes only. Chart not to scale; Assumed FX: $1.2434 / £1.00 for Dowlais as of announcement date on January 29, 2025; (1) FY 23 figures; (2) Only mobility and automotive sales reflected for Linamar and Novelis; (3) Includes JV operations of Dowlais 1 2 2

Complementary Combined Business

BRINGING THE FUTURE FASTER

DRIVELINE



Axles

- Beam Axles
- Final Drive Units
- AWD Systems
- eDrive Systems
- ePowertrain Components



Sideshafts / Propshafts

- Sideshafts
- Propshafts
- Joint Technology

Revenue[1]: ~$9B USD

METAL FORMING



Forging / Casting

- Hot, Warm and Cold Forming
- Ferrous and Non-Ferrous Castings
- Machining
- Assemblies



Powdered Metal

- Powder
- Sintered Metal
- Machining
- Assemblies
- Additive Manufacturing
- Magnets

Revenue[1]: ~$3B USD

Note: Assumed exchange rate is $1.2434 / £1.00 as of announcement date on January 29, 2025; Figures are from 2024 filings;
(1) Estimated mix and subject to change, reflects rounded figures

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Comprehensive Product Portfolio

BRINGING THE FUTURE FASTER

ICE / HYBRID	ELECTRIC





BEAM AXLES
REAR DRIVE MODULES
POWER TRANSFER UNITS
GEARS
DIFFERENTIAL ASSEMBLIES
BALANCE SHAFT SYSTEMS / VCS
SIDESHAFTS
PROPSHAFTS
ACTUATOR
GEARBOXES
eMACHINE
ELECTRIC DRIVE UNITS
eBEAM AXLES

Technology-driven powertrain agnostic product portfolio with significant CPV growth opportunity

29

Improved Customer Diversification 30 Balanced and Diversified Customer Base + = GM 11% Stellantis 10% Ford 7% VW Group 9% Toyota Renault- 10% Nissan 6% Other 49% GM 42% Stellantis 13% Ford 13% Other 32% GM 27% Stellantis 11% Ford 10% VW Group 4% Toyota 5% Renault-Nissan 3% Other 40% 1 COMBINED GROUP 1 Source: Dowlais company information Note: Reflects 2024A revenue splits; Assumed FX: $1.2434 / £1.00 for Dowlais as of announcement date on January 29, 2025; (1) Based on 2024A adjusted revenue for Dowlais, may not sum to 100% due to rounding

31 North America 57% EMEA 23% APAC 18% South America 1% North America 73% Europe 15% Asia 10% South America 3% North America 48% North America 47% Americas 46% North America 42% North America 38% North America 38% North America 37% Americas 36% Americas 33% North America 30% North America 28% EMEA 31% EMEA 37% EMEA 34% EMEA 36% EMEA 23% EMEA & Other 30% EMEA 41% EMEA 33% EMEA 28% EMEA 31% EMEA 37% APAC 14% APAC 14% APAC 20% APAC 19% APAC 26% APAC 32% APAC & Other 22% APAC 29% APAC 39% APAC 36% APAC 29% South America 8% RoW 1% South America 3% RoW 13% South America 2% South America 4% RoW 6% Source: Public Company Filings Note: Reflects 2024A figures as reported; (1) May not sum to 100% due to rounding; (2) Includes Dowlais JV Operations + 1 2 Combined AAM and Dowlais Will Have the Highest North American Exposure Among US-listed Auto Part Companies Improved Geographic Diversification Creating a More Diversified Global Supplier Still Favorably Exposed to North America

Improved Positioning in China

BRINGING THE FUTURE FASTER

Transaction enhances AAM's exposure to China

- China production for China market

Material Cross-Selling Opportunity

- AAM products to SDS customers
- SDS products to AAM customers

	Key Products	Key Customers
Unique to: SDS Sales: ~$1.5B	CVJs & Sideshafts; PHEV Transmissions	BAIC; Geely Auto; Changan; BYD
SDS + AAM Shared Products & Customers	Electric Drive Units; AWD Systems; Differentials; PHEV FDU	Chery; Dongfeng; FAW; GAC; JAC Motors
Unique to: AAM Sales: ~$0.3B	eBeam Axles; Helical Gears	Leapmotor; NIO; Skywell 开沃汽车; XPENG







Complementary Product Portfolio with Access to Growing Domestic Customer Base

Source: Dowlais Filings
Note: Assumed FX: $1.2434 / £1.00 as of announcement date on January 29, 2025 for Shanghai GKN HUAYU Driveline Systems Co Limited ("SDS")

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~$300M of Synergy Potential

BRINGING THE FUTURE FASTER

CATEGORY	DESCRIPTION	
SG&A	• Eliminating duplicate public company and other costs • Optimization of the combined workforce • Streamlining of engineering, research, and development expenses • Elimination of duplicate business and technical offices	~30%
Purchasing	• Leveraging enhanced economies of scale and spend to reduce supply costs • Utilizing vertical integration capabilities to deliver insourcing initiatives • Achieving global freight and logistical savings through increased scale, utilization and benefits from third-party logistics suppliers	~50%
Operations	• Increasing operating efficiencies through the implementation of a best-of-best operating system • Optimizing the combined global manufacturing footprint	~20%

TIMING AND COST TO ACHIEVE

Targeting 60% of expected annual run rate savings by the end of the second full year. Run Rate savings substantially achieved by end of the third year.

We estimate the costs required to achieve our synergy plan are approximately equal to one year of savings.

Joint plan developed to realize ~$300M of annual run-rate cost synergies

33

Robust Synergy Identification and Validation Process 34 U.K. Takeover Code Rule 28 contains specific requirements regarding cost savings measures ▪ Quantified synergies to be supported by a report from a reporting accountant ▪ Deloitte LLP acted as AAM’s reporting accountant and provided an opinion1 AAM & Dowlais each appointed a global consulting firm to assist in reviewing synergy opportunities Detailed, in-person diligence sessions were conducted over multiple weeks between AAM & Dowlais management teams Synergies identified across 10 workstreams using detailed cost information from both businesses and a clean team approach (1) A copy of the Deloitte Opinion (as required by the Takeover Code) is contained in the Rule 2.7 firm offer announcement at https://www.aam.com/investors/offer-for-dowlais-group-plc

Synergy Execution 35 Steering Committee CEO and combined senior leadership from AAM and Dowlais management Integration Management Office Joint leadership from AAM and Dowlais management Integration Planning Teams Overarching cross-functional topics Master planning Baseline & value capture Organization, culture, and talent Communications AWD, Axle & Driveline BUs Metal forming & PM BUs R&D Revenue expansion Product strategy Procurement Public company costs Sales & sales support Quality & operating system Finance HR IT Facilities & EHS Supply chain management Legal ✓ Proven integration track record ✓ AAM exceeded synergy targets in prior acquisitions ✓ Mature systems and processes to drive implementation ✓ Global best-of-best management team structure will enhance execution Combined Company Integration Know-How To Execute On Synergy Plan

Substantial Free Cash Flow Generation

BRINGING THE FUTURE FASTER

Combination Enhances Cash Flow Generation

$M	
American Axle Adj. Free Cash Flow (2023-24A avg.)	**~$225**
Dowlais Adj. Free Cash Flow (2023-24A avg.)	**~$175**
Run-Rate Cash Flow from Synergies[1]	~$300
Less: Interest from Incremental Financing	~($50)
Less: Tax Impact (Illustrative 30% rate)	~($75)
Combined Cash Generation Potential	**~$575**
% Revenue	*~5%*
% Implied PF Market Cap. (FCF Yield)	*~50%*

Source: Dowlais Public Filings or derived therefrom, see appendix for reconciliation

Note: Assumed exchange rate is $1.2434 / £1.00 as of announcement date on January 29, 2025; (1) Run Rate savings substantially achieved by end of the third year

36

Best-in-Class Financial Metrics 37 Source: Public Filings Note: Reflects 2024A figures; See Appendix for Adj. Free Cash Flow definition >$10B Revenue 14%+ EBITDA Margin ~5% Adj. FCF / Sales +

Balance Sheet and Capital Allocation 38 • Combination financing in place; upsized Bank Credit Agreement and committed Bridge Facilities • ~$2.2bn of new debt required to refinance existing Dowlais debt and fund cash purchase price • Expect ~$2.0bn of liquidity at closing BALANCE SHEET • Support investment for organic growth • Prioritize debt repayment until 2.5x net leverage achieved • Targeting a more balanced capital allocation policy below 2.5x net leverage ─ Potential share repurchases or dividends CAPITAL ALLOCATION

Regulatory Update 39 TIMING ▪ Expiration of the waiting period for the US HSR filing (submitted on February 7, 2025) satisfies one of the conditions to closing the Combination ▪ Initial anti-trust submissions filed in all other jurisdictions listed in the Announcement ▪ Ongoing engagement and progress with regulators in all jurisdictions, with several already cleared ▪ Anticipated timing is typical for this type of transaction STRATEGIC COMBINATION ▪ Complementary product and customer portfolios ▪ Multiple competitors across key products / geographies ▪ Synergies drive competitive cost base and free cash flow to support product development ▪ Customer feedback has been supportive Expect Regulatory Approval and Closing in 4Q 2025

Transformational Opportunity to Combine with Dowlais 40 ▪ More robust, and scaled business model with compelling strategic rationale ▪ Broader, more complete powertrain agnostic portfolio with enhanced diversification ▪ High confidence in delivering ~$300M of jointly developed and vetted synergies creates shareholder value ▪ Strong, experienced and blended management team with proven track record ▪ Significant margin and earnings accretion with best-in-class financial metrics and enhanced growth potential ▪ High free cash flow generation allows for more balanced future capital allocation at net leverage below 2.5x Even Stronger Combined Value Proposition with Implied ~50% Free Cash Flow Yield1 (1) Market data as of May 16, 2025

Appendix

Additional Disclosures 42 Participants in the Solicitation AAM and its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from AAM’s shareholders in respect of the Business Combination, including the proposed issuance of AAM’s shares of common stock in connection with the Business Combination. Information regarding AAM’s directors and executive officers is contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 14, 2025, the definitive proxy statement on Schedule 14A for AAM’s 2025 annual meeting of stockholders, which was filed with the SEC on March 20, 2025, the Current Report on Form 8-K of AAM, which was filed with the SEC on March 17, 2025, and the Current Report on Form 8-K of AAM, which was filed with the SEC on May 2, 2025 (SEC Accession No. 0001062231-25-000064). Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement. To the extent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by AAM. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and AAM’s website at https://www.aam.com/investors. No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Non-GAAP Financial Information This presentation refers to certain financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Earnings per Share, Adjusted Free Cash Flow, Net Debt, Net Leverage Ratio and Liquidity that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented to provide additional useful measurements to review AAM’s operations, provide transparency to investors and enable period-to-period comparability of financial performance. These non-GAAP measures should not be considered a substitute for any GAAP measure. Additionally, non-GAAP financial measures as presented by AAM may not be comparable to similarly titled measures reported by other companies.

Additional Disclosures 43 Quantified Financial Benefits Statement This presentation contains statements of estimated cost savings and synergies arising from the Combination (together, the “Quantified Financial Benefits Statements”). Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this presentation generally, should be construed as a profit forecast or interpreted to mean that the combined company’s earnings in the first full year following the date on which the Combination becomes effective, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this presentation is the responsibility of AAM and the AAM Directors. A copy of the Quantified Financial Benefits Statements, the bases of belief, principal assumptions and sources of information in respect of any quantified financial benefits statement are set out in appendix 6 of the Rule 2.7 announcement made by AAM and Dowlais on January 29, 2025. On May 16, 2025, the AAM board confirmed that it continues to believe that the combined group should be able to achieve the synergies set out in the Quantified Financial Benefits Statement.

Additional Disclosures 44 Profit forecasts and estimates The statements in this presentation setting out targets for Adjusted EBITDA and Adjusted free cash flow of AAM for FY25 (together, the “AAM FY25 Profit Forecast”) constitute profit forecasts of AAM for the purposes of Rule 28.1(a) of the UK Takeover Code (Takeover Code). The UK Takeover Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and AAM’s financial advisers in relation to the FY25 Profit Forecast because it is an ordinary course profit forecast and Dowlais has agreed to the dispensation. Other than the AAM FY25 Profit Forecast, nothing in this presentation (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or is to be interpreted to mean that earnings or earnings per share of AAM or Dowlais for the current or future financial years will necessarily match or exceed the published earnings or earnings per share of AAM or Dowlais, as appropriate. AAM directors’ confirmations In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Profit Forecast remains valid and has been properly compiled on the basis of the assumptions stated below and that the basis of accounting used is consistent with AAM's accounting policies. Basis of preparation The AAM FY25 Profit Forecast is based on AAM’s current internal forecast for the period up to 31 December 2025, using economic assumptions as at 2 May 2025. The basis of accounting used for the AAM FY25 Profit Forecast is consistent with AAM’s existing accounting policies, which: (i) are in accordance with U.S. GAAP; (ii) were applied in the preparation of the AAM’s financial statements for the year ending 31 December 2024; and (iii) are expected to be applied in the preparation of the AAM’s financial statements for the period up to 31 December 2025. The AAM FY25 Profit Forecast has been prepared on the basis referred to above and subject to the principal assumptions set out below. The AAM FY25 Profit Forecast is inherently uncertain and there can be no guarantee that any of the factors referred to under "Principal assumptions" below will not occur and/or, if they do, their effect on AAM’s results of operations, financial condition, or financial performance, may be material. The AAM FY25 Profit Forecast should therefore be read in this context and construed accordingly.

Additional Disclosures 45 Principal assumptions a) Factors outside the influence or control of the AAM Directors: i. there will be no material change to macroeconomic, political, inflationary, regulatory or legal conditions in the markets or regions in which AAM operates; ii. there will be no material change in current US interest rates, economic growth (GDP), inflation expectations or foreign exchange rates compared with AAM’s estimates; iii. there will be no material change in accounting standards; iv. there will be no material change in market conditions in relation to customer demand or the competitive environment; v. there will be no material litigation or regulatory investigations, or material unexpected developments in any existing litigation or regulatory investigation, in relation to any of AAM’s operations, products or services; and vi. there will be no business disruptions that materially affect AAM, its customers, operations, supply chain or labour supply, including natural disasters, acts of terrorism, cyber-attack and/or technological issues. b) Factors within the influence or control of the AAM Directors: i. there will be no material acquisitions, disposals, distribution partnerships, joint ventures or other commercial agreements, other than those already assumed within the forecast; ii. there will be no material change in the existing operational strategy of AAM; iii. there will be no material changes in AAM's accounting policies and/or the application thereof; iv. there are no material strategic investments or capital expenditure in addition to those already planned; and v. there will be no material change in the management or control of AAM. Publication on website A copy of this presentation will be made available (subject to certain disclaimers) on AAM’s website (at https://www.aam.com/investors) by no later than 12 noon London time on the business day following the date of this presentation. Neither the contents of this website nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this presentation.

Reconciliation of Non-GAAP Measures 46 In addition to the results reported in accordance with accounting principles generally accepted in the United States of America (GAAP) included within this presentation, we have provided certain information, which includes non-GAAP financial measures. Such information is reconciled to its closest GAAP measure in accordance with Securities and Exchange Commission rules and is included in the following slides. Certain of the forward-looking financial measures included in this earnings release are provided on a non-GAAP basis. A reconciliation of non-GAAP forward-looking financial measures to the most directly comparable forward-looking financial measures calculated and presented in accordance with GAAP has been provided. The amounts in these reconciliations are based on our current estimates and actual results may differ materially from these forward-looking estimates for many reasons, including potential event driven transactional and other non-core operating items and their related effects in any future period, the magnitude of which may be significant.

Supplemental Data* 47 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Net income (loss) $ (13.7) $ (19.1) $ 35.0 $ (33.6) Interest expense 43.9 50.2 186.0 201.7 Income tax expense 6.8 5.8 27.8 9.1 Depreciation and amortization 115.4 121.4 469.7 487.2 EBITDA 152.4 158.3 718.5 664.4 Restructuring and acquisition-related costs 8.3 9.0 18.0 25.2 Debt refinancing and redemption costs 0.1 1.0 0.6 1.3 Impairment charge - - 12.0 - Loss (gain) on equity securities - (0.1) 0.1 1.1 Pension curtailment and settlement charges - 1.3 - 1.3 Adjusted EBITDA $ 160.8 $ 169.5 $ 749.2 $ 693.3 Sales 1,380.8 1,463.0 6,124.9 6,079.5 as a % of net sales 11.6% 11.6% 12.2% 11.4% EBITDA and Adjusted EBITDA Reconciliation ($ in millions) Three Months Ended Twelve Months Ended December 31, December 31,

Supplemental Data* 48 *Please refer to definition of Non-GAAP measures. Last Twelve Months Ended March 31, June 30, September 30, December 31, December 31, 2024 2024 2024 2024 2024 Net income (loss) $ 20.5 $ 18.2 $ 10.0 $ (13.7) $ 35.0 Interest expense 49.0 47.9 45.2 43.9 186.0 Income tax expense (benefit) 15.9 17.2 (12.1) 6.8 27.8 Depreciation and amortization 117.8 119.6 116.9 115.4 469.7 EBITDA 203.2 202.9 160.0 152.4 718.5 Restructuring and acquisition-related costs 2.5 5.0 2.2 8.3 18.0 Debt refinancing and redemption costs - 0.3 0.2 0.1 0.6 Impairment charge - - 12.0 - 12.0 Loss (gain) on equity securities (0.1) 0.2 - - 0.1 Adjusted EBITDA $ 205.6 $ 208.4 $ 174.4 $ 160.8 $ 749.2 Sales 1,606.9 1,632.3 1,504.9 1,380.8 6,124.9 as a % of net sales 12.8% 12.8% 11.6% 11.6% 12.2% EBITDA and Adjusted EBITDA for the Last Twelve Months Ended December 31, 2024 ($ in millions) Quarter Ended

Supplemental Data* 49 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Diluted earnings (loss) per share $ (0.12) $ (0.16) $ 0.29 $ (0.29) Restructuring and acquisition-related costs 0.07 0.07 0.14 0.22 Debt refinancing and redemption costs - 0.01 0.01 0.01 Impairment charge - - 0.10 - Loss on equity securities - - - 0.01 Pension curtailment and settlement charges - 0.01 - 0.01 Tax effect of adjustments (0.01) (0.02) (0.03) (0.05) Adjusted earnings (loss) per share $ (0.06) $ (0.09) $ 0.51 $ (0.09) Adjusted Earnings (Loss) Per Share Reconciliation Three Months Ended Twelve Months Ended December 31, December 31,

Supplemental Data* 50 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Net cash provided by operating activities $ 151.2 $ 52.9 $ 455.4 $ 396.1 Less: Capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants (77.6) (55.9) (242.0) (193.7) Free cash flow 73.6 (3.0) 213.4 202.4 Cash payments for restructuring and acquisition-related costs 5.6 7.5 16.9 23.6 Insurance proceeds related to Malvern fire, net - - - (7.0) Adjusted free cash flow $ 79.2 $ 4.5 $ 230.3 $ 219.0 Free Cash Flow and Adjusted Free Cash Flow Reconciliation ($ in millions) Three Months Ended Twelve Months Ended Decemeber 31, Decemeber 31,

Supplemental Data* 51 *Please refer to definition of Non-GAAP measures. December 31, 2024 Current portion of long term debt $ 47.9 Long-term debt, net 2,576.9 Total debt, net 2,624.8 Less: Cash and cash equivalents 552.9 Net debt at end of period 2,071.9 Adjusted LTM EBITDA $ 749.2 Net Leverage Ratio 2.8x Net Debt and Net Leverage Ratio ($ in millions)

Supplemental Data* 52 *Please refer to definition of Non-GAAP measures. 2024 2023 2024 2023 Segment Sales Driveline $ 979.6 $ 1,015.2 $ 4,253.3 $ 4,176.7 Metal Forming 520.6 576.2 2,414.3 2,454.3 Total Sales 1,500.2 1,591.4 6,667.6 6,631.0 Intersegment Sales (119.4) (128.4) (542.7) (551.5) Net External Sales $ 1,380.8 $ 1,463.0 $ 6,124.9 $ 6,079.5 Segment Adjusted EBITDA Driveline $ 133.3 $ 140.1 $ 578.2 $ 543.6 Metal Forming 27.5 29.4 171.0 149.7 Total Segment Adjusted EBITDA $ 160.8 $ 169.5 $ 749.2 $ 693.3 Segment Financial Information ($ in millions) December 31, Three Months Ended Twelve Months Ended December 31,

Supplemental Data* 53 *Please refer to definition of Non-GAAP measures. In accordance with Rule 28.1(c)(i) of the Takeover Code, the AAM directors confirm that, as at the date of this presentation, the AAM FY25 Updated Profit Forecast is valid and has been properly compiled on the basis of the assumptions stated in the attached appendix and that the basis of accounting used is consistent with AAM's accounting policies. Full Year 2025 Financial Outlook ($ in millions) Low End High End Net cash provided by operating activities $ 375 $ 425 Capital expenditures net of proceeds from the sale of property, plant and equipment (300) (300) Full year 2025 targeted Free Cash Flow 75 125 Cash payments for restructuring-related costs 25 25 Cash payments for Dowlais acquisition-related costs 65 65 Full year 2025 targeted Adjusted Free Cash Flow $ 165 $ 215 Adjusted Free Cash Flow Low End High End Net loss $ (65) $ (10) Interest expense 170 180 Income tax expense 35 50 Depreciation and amortization 455 455 Full year 2025 targeted EBITDA 595 675 Restructuring-related costs 25 25 Dowlais acquisition-related costs 65 65 Other, principally Business Combination Derivative (20) (20) Full year 2025 targeted Adjusted EBITDA $ 665 $ 745 Adjusted EBITDA

Supplemental Data* Source: Dowlais’ public filings or derived therefrom. 54 Dowlais Adjusted Free Cash Flow Calculation Detail in £MM 2024 2023 Net cash from operating activities £120 £239 Capital expenditures net of proceeds from the sale of property, plant and equipment (187) (262) Dividends received from equity accounted investments 70 63 Interest received 8 5 Free Cash flow 11 45 De-merger costs 4 48 Restructuring outflows 106 70 Adjusted Free Cash Flow £121 £163 2024 2023 Purchase of property, plant and equipment (£188) (£279) Proceeds from disposal of property, plant and equipment and intangible assets 4 33 Purchase of computer software and capitalized development costs (3) (16) Capital expenditures net of proceeds from the sale of property, plant and equipment (£187) (£262)

Definition of Non-GAAP Measures 55 AAM EBITDA and Adjusted EBITDA We define EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and non-recurring items. We believe that EBITDA and Adjusted EBITDA are meaningful measures of performance as they are commonly utilized by management and investors to analyze operating performance and entity valuation. Our management, the investment community and the banking institutions routinely use EBITDA and Adjusted EBITDA, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. We also use Segment Adjusted EBITDA as the measure of earnings to assess the performance of each segment and determine the resources to be allocated to the segments. EBITDA and Adjusted EBITDA are also key metrics used in our calculation of incentive compensation. EBITDA and Adjusted EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA and Adjusted EBITDA differently. AAM Adjusted Earnings (Loss) Per Share We define Adjusted earnings (loss) per share to be diluted earnings (loss) per share excluding the impact of restructuring and acquisition-related costs, debt refinancing and redemption costs, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and non-recurring items, including the tax effect thereon. We believe Adjusted earnings (loss) per share is a meaningful measure as it is commonly utilized by management and investors in assessing ongoing financial performance that provides improved comparability between periods through the exclusion of certain items that management believes are not indicative of core operating performance and which may obscure underlying business results and trends. Other companies may calculate Adjusted earnings (loss) per share differently. AAM Free Cash Flow and Adjusted Free Cash Flow We define free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment and government grants. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition-related costs and cash payments related to the Malvern fire, including payments for capital expenditures, net of recoveries. We believe free cash flow and Adjusted free cash flow are meaningful measures as they are commonly utilized by management and investors to assess our ability to generate cash flow from business operations to repay debt and return capital to our stockholders. Free cash flow and Adjusted free cash flow are also key metrics used in our calculation of incentive compensation. Other companies may calculate free cash flow and Adjusted free cash flow differently. AAM Net Debt and Net Leverage Ratio We define net debt to be total debt, net less cash and cash equivalents. We define Net Leverage Ratio to be net debt divided by the trailing 12 months of Adjusted EBITDA. We believe that Net Leverage Ratio is a meaningful measure of financial condition as it is commonly used by management, investors and creditors to assess capital structure risk. Other companies may calculate Net Leverage Ratio differently. AAM Liquidity We define Liquidity as cash on hand plus amounts available on our revolving credit facility and non-U.S. credit facilities. Dowlais Adjusted EBITDA Dowlais defines Adjusted EBITDA as Adjusted operating profit after adding back depreciation and impairment of PP&E and amortisation of computer software and development costs.